UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 30, 2009
NEWPORT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)
(949) 863-3144
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On November 30, 2009, Newport Corporation (the “Registrant”) entered into an Amendment No. 2 to Loan Agreement, which amended the existing Loan Agreement between the Registrant and Bank of America, N.A. dated January 2, 2008, as previously amended on December 1, 2008, to (1) reduce the Registrant’s revolving line of credit from $5,000,000 to $3,000,000, and (2) extend the expiration date of the revolving line of credit to December 1, 2010. The Amendment No. 2 to Loan Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to Loan Agreement between the Registrant and Bank of America, N.A. dated November 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 1, 2009	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne

Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Loan Agreement between the Registrant and Bank of America, N.A. dated November 30, 2009.